UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2010

Pinnacle Foods Finance LLC

(Exact name of registrant as specified in its charter)

Commission File Number: 333-148297

Delaware	20-8720036
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1 Old Bloomfield Avenue

Mt. Lakes, New Jersey 07046

(Address of principal executive offices, including zip code)

(973) 541-6620

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On April 5, 2010, the Board of Directors of Pinnacle Foods Finance LLC (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm upon recommendation and approval of the Audit Committee (the “Audit Committee”) of the Company’s Board of Directors.

The reports issued by PwC for the two most recent fiscal years of the Company ending December 28, 2008 and December 27, 2009 (the “Audit Period”) did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principle. During the Audit Period and through April 5, 2010, there were no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its report on the Company’s financial statements for such years. During the Audit Period and through April 5, 2010, there were no “reportable events” as defined in Section 304(a)(1)(v) of Regulation S-K.

On April 9, 2010, the Board of Directors of the Company approved the engagement of Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm to audit its financial statements upon recommendation and approval of the Audit Committee. Deloitte was formally engaged by the Company on April 9, 2010.

During the Company’s two most recent fiscal years ended December 28, 2008 and December 27, 2009 and through April 9, 2010, the Company did not consult Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or any other matters or reportable events as set forth on Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has provided PwC with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Current Report”) and has requested that PwC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company with respect to PwC in this Current Report and, if not, stating the respects in which it does not agree. A copy of the letter, dated April 9, 2010, is attached as Exhibit 16.1 to this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit.

Exhibit Number	Description

16.1	Letter dated April 9, 2010 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Pinnacle Foods Finance LLC

By:	/s/ CRAIG STEENECK
Name:	Craig Steeneck
Title:	Executive Vice President and Chief Financial Officer

Date: April 9, 2010